THRIVENT VARIABLE LIFE ACCOUNT I

THRIVENT VARIABLE INSURANCE ACCOUNT A

TLIC VARIABLE INSURANCE ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT I

THRIVENT VARIABLE ANNUITY ACCOUNT II

THRIVENT VARIABLE ANNUITY ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT B

TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to the Prospectuses

dated April 30, 2017

with respect to

Thrivent Growth and Income Plus Portfolio

The Board of Directors of Thrivent Series Fund, Inc. has approved the merger of Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”) into Thrivent Moderately Aggressive Allocation Portfolio. The merger is subject to approval by contractholders of the Target Portfolio at a special meeting of contractholders to be held on or about June 21, 2018. The merger, if approved by contractholders, will occur on or about June 28, 2018. The Target Portfolio and its corresponding subaccount will be closed as new investment selections at the end of the day on April 27, 2018. If you already invest in a subaccount corresponding to the Target Portfolio, you can continue to invest in the subaccount until the merger has been completed.

The date of this Supplement is March 5, 2018.

Please include this Supplement with your Prospectus.

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